   As filed with the Securities and Exchange Commission on February 7, 1997.

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               NEW GRANCARE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                                     95-4336136
   -------------------------------                     -------------------
   (State or Other Jurisdiction of                      (I.R.S. Employer
    Incorporation or Organization)                     Identification No.)


            ONE RAVINIA DRIVE, SUITE 1500, ATLANTA, GEORGIA      30346
            -----------------------------------------------    ----------
               (Address of Principal Executive Offices)        (Zip Code)


                       GRANCARE, INC. 401(K) SAVINGS PLAN
                       ----------------------------------
                            (Full Title of the Plan)

                             EVRETT W. BENTON, ESQ.
                               NEW GRANCARE, INC.
                         ONE RAVINIA DRIVE, SUITE 1500
                             ATLANTA, GEORGIA 30346
                    ---------------------------------------
                    (Name and Address of Agent for Service)


                                 (770) 393-0199
         -------------------------------------------------------------
         (Telephone Number, Including Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------
                                     Proposed    Proposed
Title of                             Maximum     Maximum
Securities           Amount          Offering    Aggregate      Amount of
to be                to be           Price Per   Offering       Registration
Registered           Registered(1)   Share(2)    Price(2)       Fee(2)
-------------------------------------------------------------------------------
Common Stock,          500,000         $5.75     $2,875,000       $872
$.001 par value        Shares
-------------------------------------------------------------------------------

(1) Representing shares of the Registrant's Common Stock, par value $.001 per share (the "Common Stock"), to be issued by the Registrant in connection with awards made under the GranCare, Inc. 401(k) Savings Plan (the "Plan"). This Registration Statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of stock splits, stock dividends or similar transactions pursuant to the terms of the Plan. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) of the Securities Act of 1933, as amended (the "Securities Act"), and based upon the book value of the Common Stock as of December 31, 1996.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


      The documents containing the information specified in Part I of the General Instructions to the Registration Statement on Form S-8 will be sent or given to employees of the Registrant selected to participate in the Plan as required by Rule 428(b)(1) promulgated under the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

      (1) The Registrant's Registration Statement on Form S-1 filed on
          December 31, 1996 (File No. 333-19091), as amended by Amendment No. 1 thereto filed on January 8, 1997.

      (2) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A/A pursuant to
          Section 12 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), filed on January 30, 1997 (File No. 001-12621).

      All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Article V of the Registrant's Amended and Restated Certificate of Incorporation eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit director monetary liability for (i) breaches of a director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which a director receives an improper personal benefit. Such a limitation of liability provision also may not limit a director's liability for violations of, or otherwise relieve the Registrant or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

      Delaware law generally permits indemnification of expenses (including attorneys' fees) incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors (even though less than a quorum), by independent legal counsel or by stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law also requires indemnification of expenses when the individual being indemnified has successfully defended an action, on the merits or otherwise.

      Delaware law permits indemnification agreements between a company and its officers and directors. The Registrant does not have any such indemnification agreements in place, but may enter into them in the future. Article V of the Registrant's Amended and Restated Certificate of Incorporation provides for mandatory indemnification of directors and officers to the fullest extent permitted by law.

ITEM 8.  EXHIBITS.

      The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K.

      Exhibit
      Number    Description
      ------    -----------

      4.1       Amended and Restated Certificate of Incorporation (filed as
                Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on December 31, 1996 (File No. 333-19091), as amended by Amendment No. 1 thereto filed on January 8, 1997, incorporated herein by reference).

      4.2 Bylaws (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on December 31, 1996 (File No. 333-19091), as amended by Amendment No. 1 thereto filed on January 8, 1997, incorporated herein by reference).

      4.3       Form of Common Stock Certificate of the Registrant (filed as
                Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on December 31, 1996 (File No. 333-19091), as amended by Amendment No. 1 thereto filed on January 8, 1997, incorporated herein by reference).

      5         Opinion of Powell, Goldstein, Frazer & Murphy LLP.

      10        Form of GranCare, Inc. 401(k) Savings Plan (filed as Exhibit
                10.37 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File No. 1-19571), incorporated herein by reference).

      23.1      Consent of Powell, Goldstein, Frazer & Murphy LLP (included in
                Exhibit 5).

      23.2      Consent of Ernst & Young LLP, Independent Auditors.

      23.3      Consent of KPMG Peat Marwick LLP, Independent Auditors.

      24        Power of Attorney (see signature pages to this Registration
                Statement).

ITEM 9.  UNDERTAKINGS

         (a) The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                 Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                 provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

             (2) That, for the purpose of determining any liability under the
                 Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlanta, Georgia, on the 7th day of February, 1997.

                                       NEW GRANCARE, INC.


                                       By: /s/ M. Scott Athans
                                           ------------------------------------
                                           M. Scott Athans
                                           President and Chief Executive Officer



                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Evrett W. Benton and Jerry A. Schneider, and either of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.


Signature                 Title                              Date
---------                 -----                              ----


/s/ M. Scott Athans       Chairman of the Board,             February 7, 1997
----------------------    President, Chief Executive
M. Scott Athans           Officer and Director
                          (Principal Executive Officer)


/s/ Jerry A. Schneider    Executive Vice President,          February 7, 1997
----------------------    Chief Financial Officer
Jerry A. Schneider        (Principal Financial
                          and Accounting Officer)
                          and Director


/s/ Evrett W. Benton      Director                           February 7, 1997
----------------------
Evrett W. Benton


          Pursuant to the requirements of the Securities Act, the Plan Administrator of the GranCare, Inc. 401(k) Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlanta, Georgia on the 7th day of February 1997.


                                    GRANCARE, INC. 401(k) SAVINGS PLAN


                                    By:  New GranCare, Inc., Plan Administrator


                                    By: /s/ M. Scott Athans
                                        ---------------------------------------
                                        M. Scott Athans
                                        President and Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


     Exhibit
     Number    Description
     ------    -----------

     4.1       Amended and Restated Certificate of Incorporation (filed as
               Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on December 31, 1996 (File No. 333-19091), as amended by Amendment No. 1 thereto filed on January 8, 1997, incorporated herein by reference).

     4.2 Bylaws (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on December 31, 1996 (File
               No. 333-19091), as amended by Amendment No. 1 thereto filed on January 8, 1997, incorporated herein by reference).

     4.3       Form of Common Stock Certificate of the Registrant (filed as
               Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on December 31, 1996 (File No. 333-19091), as amended by Amendment No. 1 thereto filed on January 8, 1997, incorporated herein by reference).

     5         Opinion of Powell, Goldstein, Frazer & Murphy LLP.

     10        Form of GranCare, Inc. 401(k) Savings Plan (filed as Exhibit
               10.37 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File No. 1-19571), incorporated herein by reference).

     23.1      Consent of Powell, Goldstein, Frazer & Murphy LLP (included in
               Exhibit 5).

     23.2      Consent of Ernst & Young LLP, Independent Auditors.

     23.3      Consent of KPMG Peat Marwick LLP, Independent Auditors.

     24        Power of Attorney (see signature pages to this Registration
               Statement).